UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07920

Western Asset High Income Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2019

WESTERN ASSET

HIGH INCOME OPPORTUNITY FUND INC. (HIO)

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks high current income. Capital appreciation is a secondary objective.

In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Opportunity Fund Inc. for the six-month reporting period ended March 31, 2019. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 26, 2019

II	Western Asset High Income Opportunity Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended March 31, 2019 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2018 U.S. gross domestic product (“GDP”)i growth was 3.4%. Fourth quarter 2018 GDP growth then moderated to 2.2%. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2019 GDP growth, released after the reporting period ended, was 3.2%. The acceleration in GDP growth during the first quarter of 2019 was attributed to an upturn in state and local government spending, increases in private inventory investment and exports, and a smaller decrease in residential investment. These movements were partly offset by decelerations in personal consumption expenditures and nonresidential fixed investment, along with a downturn in federal government spending.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on March 31, 2019, the unemployment rate was 3.8%, versus 3.7% when the period began. This modest uptick was partially due to an increase in the workforce participation rate. The percentage of longer-term unemployed declined during the reporting period. In March 2019, 21.1% of Americans looking for a job had been out of work for more than six months, versus 22.5% when the period began.

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed continued tightening its monetary policy, as it raised interest rates once during the reporting period and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meeting that ended on December 19, 2018, to a range between 2.25% and 2.50%. This represented the Fed’s fourth rate hike in 2018. However, at its meeting that concluded on January 30, 2019, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ….” Finally, at its meeting that concluded on March 20, 2019, most Federal Open Market Committee (“FOMC”)iv members indicated that they did not feel additional rate hikes would be needed in 2019.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term U.S. Treasury yields declined during the six-month reporting period ended March 31, 2019. The yield for the two-year Treasury note began the reporting period at 2.81% and ended the period at 2.27%. The low for the period of 2.22% took place on March 27, 2019, and the peak for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 3.05% and ended the period at 2.41%. The low for the period of 2.39% took place on March 27, 2019, and the high for the period of 3.24% took place on November 8, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted positive absolute returns during the reporting period. Performance fluctuated given changing expectations for global growth, central bank monetary policy adjustments, concerns over the trade conflict between the U.S. and China, and periods of investor risk aversion. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexv, returned 4.63% during the six-month reporting period ended March 31, 2019.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, returned 2.39% for the six months ended March 31, 2019. The high-yield market posted weak results over the first three months of the reporting as investor risk aversion was elevated and there were concerns that Fed rate hikes may negatively impact the economic expansion. However, the high-yield market then rallied over the last three months of the period. This turnaround was driven by corporate earnings that were strong overall, the Fed’s intention to not raise interest rates in 2019 and robust investor demand.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 5.32% during the six months ended March 31, 2019. The asset class fell sharply over the first month of the reporting period,

IV	Western Asset High Income Opportunity Fund Inc.

due to rising U.S. interest rates, an appreciating U.S. dollar and investor risk aversion. After treading water the next month, the asset class rallied sharply over the last four months of the period. Investor sentiment for the asset class improved as the Fed announced an end to rate hikes in 2019, the U.S. dollar weakened at times and U.S. interest rates declined.

Performance review

For the six months ended March 31, 2019, Western Asset High Income Opportunity Fund Inc. returned 2.71% based on its net asset value (“NAV”)viii and 5.03% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 2.39% for the same period. The Lipper High Yield Closed-End Funds Category Averageix returned 2.28% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.16 per share. As of March 31, 2019, the Fund estimates that 100% of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2019. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2019 (unaudited)
Price Per Share	6-Month Total Return**
$5.42 (NAV)	2.71	%†
$4.83 (Market Price)	5.03	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset High Income Opportunity Fund Inc.	V

Investment commentary (cont’d)

addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 26, 2019

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. The Fund invests in lower-rated high-yield bonds, commonly known as “junk bonds,” which are subject to greater credit risk (risk of default) and liquidity risk than higher-rated obligations. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed-income securities. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political, social and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset High Income Opportunity Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2019 and September 30, 2018 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — March 31, 2019

Total Spread Duration

HIO	— 4.24 years

Benchmark	— 3.44 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index

EM	— Emerging Markets

HIO	— Western Asset High Income Opportunity Fund Inc.

HY	— High Yield

IG Credit	— Investment Grade Credit

2	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2019

Total Effective Duration

HIO	— 4.38 years

Benchmark	— 3.52 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index

EM	— Emerging Markets

HIO	— Western Asset High Income Opportunity Fund Inc.

HY	— High Yield

IG Credit	— Investment Grade Credit

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2019

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 84.6%
Communication Services — 19.5%
Diversified Telecommunication Services — 1.9%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,170,000	$1,202,175	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	750,000	669,375
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,910,000	3,040,950	(a)
Telecom Italia Capital SA, Senior Notes	6.000%	9/30/34	2,800,000	2,604,000
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	790,000	796,913	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	1,515,000	1,541,512	(a)
Windstream Services LLC/Windstream Finance Corp., Secured Notes	10.500%	6/30/24	4,160,000	3,088,800	*(a)(o)
Windstream Services LLC/Windstream Finance Corp., Secured Notes	9.000%	6/30/25	745,000	510,325	*(a)(o)
Total Diversified Telecommunication Services				13,454,050
Entertainment — 0.5%
Netflix Inc., Senior Notes	5.875%	11/15/28	1,453,000	1,538,364	(a)
Netflix Inc., Senior Notes	6.375%	5/15/29	1,875,000	2,032,031	(a)
Total Entertainment				3,570,395
Interactive Media & Services — 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	940,000	991,700
Match Group Inc., Senior Notes	5.000%	12/15/27	65,000	65,812	(a)
Total Interactive Media & Services				1,057,512
Media — 11.6%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	4,109,000	4,037,092	(a)
Altice France SA, Senior Secured Notes	8.125%	2/1/27	12,653,000	12,826,979	(a)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	15,085,000	15,141,569	(a)
American Media LLC, Secured Notes	10.500%	12/31/26	700,000	689,500	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	1,170,000	1,227,037	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	3,321,000	3,350,059	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	14,609,000	14,443,188	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	10,820,000	9,129,375
DISH DBS Corp., Senior Notes	7.750%	7/1/26	11,476,000	10,012,810
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	2,545,000	2,640,387	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.250%	1/15/26	3,220,000	3,252,200	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	3,440,000	3,508,800	(a)
Total Media				80,258,996
Wireless Telecommunication Services — 5.3%
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	2,130,000	2,263,125	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	1,899,000	2,197,143	(a)

See Notes to Financial Statements.

4	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
CSC Holdings LLC, Senior Notes	5.375%	2/1/28	2,620,000	$2,633,100	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	1,530,000	1,632,319	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,690,000	3,556,238
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,120,000	6,472,512
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,820,000	1,883,700
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	3,770,000	4,363,775
Sprint Corp., Senior Notes	7.250%	9/15/21	2,800,000	2,947,000
Sprint Corp., Senior Notes	7.875%	9/15/23	360,000	378,000
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,080,000	1,112,400
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	910,000	973,700
VEON Holdings BV, Senior Notes	7.504%	3/1/22	1,530,000	1,676,773	(c)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	940,000	1,030,174	(a)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	3,170,000	3,436,213	(a)
Total Wireless Telecommunication Services				36,556,172
Total Communication Services				134,897,125
Consumer Discretionary — 8.9%
Auto Components — 1.7%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	5,339,000	3,937,512	(a)
American Axle & Manufacturing Inc., Senior Notes	6.250%	4/1/25	717,000	700,868
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/26	500,000	485,000
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	4,023,000	3,908,546
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	2,470,000	2,489,340	(a)
Total Auto Components				11,521,266
Diversified Consumer Services — 2.4%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	5,907,000	6,069,442	(a)
Frontdoor Inc., Senior Notes	6.750%	8/15/26	3,202,000	3,282,050	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,715,000	1,805,038	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.250%	4/15/24	650,000	651,625	(a)(n)
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	2,120,000	2,125,745	(a)(n)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,975,000	2,281,125
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	880,000	794,200	(a)
Total Diversified Consumer Services				17,009,225
Hotels, Restaurants & Leisure — 1.5%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	1,250,000	1,240,625	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,540,000		$1,577,345
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,438,000		1,562,387	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	3,190,000		3,253,800	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	821,000		800,885	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	2,070,000		2,023,425	(a)
Total Hotels, Restaurants & Leisure					10,458,467
Household Durables — 0.5%
Lennar Corp., Senior Notes	5.000%	6/15/27	3,160,000		3,179,750
Specialty Retail — 2.7%
Hertz Corp., Senior Notes	5.875%	10/15/20	2,030,000		2,032,030
Maxeda DIY Holding BV, Senior Secured Notes	6.125%	7/15/22	2,881,000	EUR	3,171,392	(c)
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	5,360,000		5,346,600	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	6,450,000		5,434,125	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	2,950,000		2,942,625
Total Specialty Retail					18,926,772
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	856,000		848,810	(a)
Total Consumer Discretionary					61,944,290
Consumer Staples — 1.6%
Food Products — 1.0%
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,000,000		1,018,750	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	720,000		730,800	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	5,000,000		5,050,000	(a)
Total Food Products					6,799,550
Household Products — 0.6%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	400,000		419,500
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	470,000		481,985
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	810,000		822,150
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	2,210,000		2,237,625
Total Household Products					3,961,260
Total Consumer Staples					10,760,810
Energy — 15.8%
Energy Equipment & Services — 0.7%
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	2,320,000		2,006,800	(a)
Pride International LLC, Senior Notes	7.875%	8/15/40	1,000,000		805,000
Transocean Guardian Ltd., Senior Secured Notes	5.875%	1/15/24	954,450		973,539	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	306,000		327,420	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	970,000		756,600
Total Energy Equipment & Services					4,869,359

See Notes to Financial Statements.

6	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 15.1%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	650,000	$683,313
Berry Petroleum Co. Escrow	—	—	3,484,000	0	*(d)(e)(f)
Berry Petroleum Co. Escrow	—	—	1,230,000	0	*(d)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,840,000	1,876,800	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	425,000	435,625	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	810,000	882,900
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	5,200,000	5,369,000
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	1,655,000	1,655,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	600,000	589,500
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	3,430,000	3,395,700
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,640,000	2,693,033
Ecopetrol SA, Senior Notes	5.375%	6/26/26	1,500,000	1,620,000
Ecopetrol SA, Senior Notes	7.375%	9/18/43	1,900,000	2,275,269
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	1,320,000	1,356,300
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.250%	5/15/26	1,420,000	1,349,000
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	6,920,000	9,038,876
Magnum Hunter Resources Corp. Escrow	—	—	6,700,000	0	*(d)(e)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	180,000	167,175	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	6,650,000	6,234,375	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,000,000	1,039,600
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	1,520,000	1,831,600	(a)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,730,000	2,709,525
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	2,420,000	2,426,050
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	2,650,000	2,688,425
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	12,240,000	12,154,320
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	5,120,000	5,173,376
Range Resources Corp., Senior Notes	5.000%	3/15/23	3,140,000	3,088,975
Range Resources Corp., Senior Notes	4.875%	5/15/25	2,310,000	2,154,075
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,080,000	1,217,376	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,140,000	1,229,228	(a)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	62,000	59,210	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	1,170,000	1,242,540	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	670,000	$724,438	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	5,825,000	5,759,469
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	2,290,000	2,493,237	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	5,490,000	5,193,540	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	2,130,000	2,151,300
Whiting Petroleum Corp., Senior Notes	6.625%	1/15/26	2,020,000	1,989,700
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	820,000	835,242
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,030,000	1,087,841
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	620,000	779,354
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,190,000	3,513,791
WPX Energy Inc., Senior Notes	8.250%	8/1/23	810,000	915,300
YPF SA, Senior Notes	6.950%	7/21/27	2,530,000	2,256,127	(a)
Total Oil, Gas & Consumable Fuels				104,335,505
Total Energy				109,204,864
Financials — 13.2%
Banks — 9.1%
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	2,160,000	2,344,950	(g)(h)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,460,000	2,785,633	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,400,000	3,699,489
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	1,700,000	1,740,375	(g)(h)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/18/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	2,830,000	2,612,797	(a)(h)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	1,470,000	1,561,427	(a)(g)(h)
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,043,750
CIT Group Inc., Senior Notes	5.000%	8/1/23	3,270,000	3,437,587
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	3,420,000	3,491,632	(g)(h)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	10,010,000	10,191,031	(g)(h)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	710,000	731,300	(a)(g)(h)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	2,290,000	2,578,428	(a)(g)(h)

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
HSBC Holdings PLC, Junior Subordinated Notes (6.000% to 5/22/27 then USD 5 year ICE Swap Rate + 3.746%)	6.000%	5/22/27	1,180,000	$1,171,711	(g)(h)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	3,560,000	3,527,729	(g)(h)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	6,650,000	6,431,893	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	5,530,000	5,403,560	(a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	1,390,000	1,449,999	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	1,170,000	1,229,184	(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	1,880,000	2,373,500	(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	1,220,000	1,302,350	(g)(h)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	2,040,000	1,780,033	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	2,270,000	2,291,637	(a)(h)(n)
Total Banks				63,179,995
Capital Markets — 1.3%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	2,620,000	2,633,690	(a)(g)(h)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,680,000	1,696,800
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,880,000	2,294,585
UBS Group Funding Switzerland AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,600,000	2,640,599	(a)(g)(h)
Total Capital Markets				9,265,674
Consumer Finance — 0.6%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,744,000	1,826,840
Navient Corp., Senior Notes	5.875%	10/25/24	1,080,000	1,050,300
Navient Corp., Senior Notes	6.750%	6/15/26	1,400,000	1,344,000
Total Consumer Finance				4,221,140
Diversified Financial Services — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	650,000	665,517
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	560,000	578,037
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	1,710,000	778,049	(a)
DAE Funding LLC, Senior Notes	5.750%	11/15/23	3,663,000	3,772,890	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
GE Capital International Funding Co. Unlimited Co., Senior Notes	3.373%	11/15/25	600,000	$582,762
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	250,000	250,921
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,675,000	3,970,607
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	600,000	647,221
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	450,000	468,293	(a)
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	1,596,000	1,727,670	(a)
Total Diversified Financial Services				13,441,967
Insurance — 0.2%
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,010,000	1,233,649	(a)
Total Financials				91,342,425
Health Care — 8.3%
Health Care Providers & Services — 5.1%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	1,810,000	1,529,450	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	2,575,000	2,690,875	(e)(h)(i)
Centene Corp., Senior Notes	5.625%	2/15/21	1,160,000	1,178,850
Centene Corp., Senior Notes	6.125%	2/15/24	710,000	744,826
CHS/Community Health Systems Inc., Senior Secured Notes	8.000%	3/15/26	1,750,000	1,684,375	(a)
DaVita Inc., Senior Notes	5.125%	7/15/24	3,020,000	2,989,800
DaVita Inc., Senior Notes	5.000%	5/1/25	2,480,000	2,385,760
HCA Inc., Senior Notes	7.690%	6/15/25	490,000	557,375
HCA Inc., Senior Notes	5.625%	9/1/28	610,000	646,600
HCA Inc., Senior Notes	7.500%	11/15/95	6,265,000	6,405,963
HCA Inc., Senior Secured Notes	5.250%	6/15/26	4,870,000	5,225,445
Magellan Health Inc., Senior Notes	4.900%	9/22/24	4,260,000	4,064,040
RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes	8.250%	5/1/23	1,560,000	1,660,425	(a)
Tenet Healthcare Corp., Secured Notes	5.125%	5/1/25	3,500,000	3,526,425
Total Health Care Providers & Services				35,290,209
Pharmaceuticals — 3.2%
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	1,160,000	1,232,500	(a)
Bausch Health Cos. Inc., Senior Notes	5.875%	5/15/23	1,330,000	1,351,613	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	7,140,000	7,086,450	(a)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	2,200,000	2,398,110	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	700,000	742,350	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	130,000	127,459
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	4,690,000	4,374,488

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	5,200,000		$4,959,515
Total Pharmaceuticals					22,272,485
Total Health Care					57,562,694
Industrials — 5.4%
Air Freight & Logistics — 0.1%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	776,000		793,460	(a)
Airlines — 0.1%
Delta Air Lines Inc., Pass-Through Certificates Trust	8.021%	8/10/22	441,648		487,226
Building Products — 1.0%
Standard Industries Inc., Senior Notes	5.000%	2/15/27	5,391,000		5,230,887	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	1,845,000		1,766,588	(a)
Total Building Products					6,997,475
Commercial Services & Supplies — 2.1%
GFL Environmental Inc., Senior Notes	5.375%	3/1/23	1,420,000		1,349,000	(a)
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	7,500,000		7,912,500
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	320,000		324,000
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	5,155,000		5,027,156
Total Commercial Services & Supplies					14,612,656
Containers & Packaging — 0.2%
Hercule Debtco Sarl, Senior Secured Notes (6.750% Cash or 7.500% PIK)	6.750%	6/30/24	1,620,000	EUR	1,707,292	(a)(j)
Industrial Conglomerates — 0.1%
General Electric Co., Junior Subordinated Notes (5.000% to 1/21/21 then 3 mo. USD LIBOR + 3.330%)	5.000%	1/21/21	600,000		561,285	(g)(h)
Machinery — 0.6%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	500,000		500,625	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	1,985,000		1,903,119	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	1,410,000		1,307,775	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	587,000		587,000
Total Machinery					4,298,519
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	2,850,000		2,265,750	(a)
Trading Companies & Distributors — 0.7%
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	4,735,000		4,492,331	(a)
Transportation Infrastructure — 0.2%
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,160,000		1,107,800	(a)
Total Industrials					37,323,794

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 1.6%
Semiconductors & Semiconductor Equipment — 0.3%
Amkor Technology Inc., Senior Notes	6.625%	9/15/27	1,850,000	$1,881,219	(a)
Software — 0.3%
CDK Global Inc., Senior Notes	5.875%	6/15/26	1,110,000	1,168,608
Interface Special Holdings Inc., Senior Notes (19.000% PIK)	19.000%	11/1/23	1,975,906	133,374	(a)(j)
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	670,000	698,475	(a)
Total Software				2,000,457
Technology Hardware, Storage & Peripherals — 1.0%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	740,000	784,680	(a)
Seagate HDD Cayman, Senior Notes	4.750%	6/1/23	1,370,000	1,386,200
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	670,000	651,342
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	400,000	381,693
Western Digital Corp., Senior Notes	4.750%	2/15/26	4,169,000	3,991,817
Total Technology Hardware, Storage & Peripherals				7,195,732
Total Information Technology				11,077,408
Materials — 8.6%
Containers & Packaging — 3.0%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	4,423,305	4,202,140	(a)(j)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	7.250%	5/15/24	1,670,000	1,765,524	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	6,185,000	6,200,462	(a)
Berry Global Inc., Secured Notes	4.500%	2/15/26	1,880,000	1,791,076	(a)
Greif Inc., Senior Notes	6.500%	3/1/27	2,260,000	2,316,500	(a)
Pactiv LLC, Senior Notes	8.375%	4/15/27	4,480,000	4,592,000
Total Containers & Packaging				20,867,702
Metals & Mining — 5.0%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	950,000	1,009,375	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,970,000	2,133,746	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,390,000	1,435,175	(a)
ArcelorMittal, Senior Notes	7.000%	10/15/39	2,960,000	3,375,448
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	1,980,000	2,017,125	(a)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	780,000	786,825
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	550,000	545,188
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	2,050,000	2,180,687
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	730,000	721,320
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	3,720,000	3,673,500

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	1,430,000	$1,308,450
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	5,660,000	4,980,857
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	1,650,000	1,716,000	(a)
Hudbay Minerals Inc., Senior Notes	7.625%	1/15/25	730,000	752,812	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	13.250%	2/15/18	2,265,465	8,496	*(a)(b)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	2,140,000	2,294,591	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	1,050,000	1,121,031
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,320,000	2,665,680
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	1,500,000	1,728,750
Total Metals & Mining				34,455,056
Paper & Forest Products — 0.6%
Mercer International Inc., Senior Notes	6.500%	2/1/24	880,000	904,200
Mercer International Inc., Senior Notes	7.375%	1/15/25	3,240,000	3,410,100	(a)
Total Paper & Forest Products				4,314,300
Total Materials				59,637,058
Real Estate — 1.0%
Equity Real Estate Investment Trusts (REITs) — 0.9%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	90,000	90,000
CoreCivic Inc., Senior Notes	5.000%	10/15/22	1,360,000	1,344,700
CoreCivic Inc., Senior Notes	4.625%	5/1/23	170,000	164,263
CoreCivic Inc., Senior Notes	4.750%	10/15/27	960,000	820,205
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	820,000	858,950
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	1,650,000	1,705,687
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,350,000	1,377,000
Total Equity Real Estate Investment Trusts (REITs)				6,360,805
Real Estate Management & Development — 0.1%
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	980,000	906,500	(a)
Total Real Estate				7,267,305
Utilities — 0.7%
Electric Utilities — 0.2%
Pampa Energia SA, Senior Notes	7.375%	7/21/23	1,710,000	1,601,432	(c)
Gas Utilities — 0.5%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	3,750,000	3,571,875
Total Utilities				5,173,307
Total Corporate Bonds & Notes (Cost — $546,338,039)				586,191,080

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 5.4%
Argentina — 1.0%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	67.546%	6/21/20	89,190,000	ARS	$2,272,278	(h)
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	5,250,000		4,043,156
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	550,000		457,875	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	450,000		329,625	(a)
Total Argentina					7,102,934
Brazil — 1.0%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	4,344,000	BRL	1,158,028
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	20,900,000	BRL	5,637,530
Total Brazil					6,795,558
Ecuador — 0.8%
Ecuador Government International Bond, Senior Notes	9.650%	12/13/26	4,980,000		5,235,225	(a)
Ghana — 0.3%
Ghana Government International Bond, Senior Notes	8.125%	3/26/32	2,460,000		2,454,588	(a)
Indonesia — 0.5%
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	47,535,000,000	IDR	3,348,013
Mexico — 0.2%
Mexican Bonos, Bonds	6.500%	6/9/22	34,040,000	MXN	1,690,614
Russia — 0.7%
Russian Federal Bond — OFZ	7.750%	9/16/26	315,370,000	RUB	4,719,856
Ukraine — 0.4%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/20	1,500,000		1,499,174	(a)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	1,250,000		1,117,175	(a)
Total Ukraine					2,616,349
Uruguay — 0.5%
Uruguay Government International Bond, Senior Notes	9.875%	6/20/22	89,410,000	UYU	2,658,469	(c)
Uruguay Government International Bond, Senior Notes	8.500%	3/15/28	24,850,000	UYU	649,386	(c)
Total Uruguay					3,307,855
Total Sovereign Bonds (Cost — $37,939,167)					37,270,992
Senior Loans — 4.1%
Communication Services — 0.5%
Media — 0.5%
Charter Communications Operating LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.500%	4/30/25	2,941,662		2,925,642	(h)(k)(l)
Lamar Media Corp., Term Loan B (1 mo. USD LIBOR + 1.750%)	4.250%	3/14/25	712,800		711,904	(h)(k)(l)
Total Communication Services					3,637,546

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Discretionary — 1.9%
Hotels, Restaurants & Leisure — 0.8%
Aramark Services Inc., Term Loan B3 (1 mo. USD LIBOR + 1.750%)	4.249%	3/11/25	4,161,876	$4,135,839	(h)(k)(l)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	4.236%	10/25/23	1,659,743	1,656,334	(h)(k)(l)
Total Hotels, Restaurants & Leisure				5,792,173
Specialty Retail — 1.0%
PetSmart Inc., Term Loan B2 (1 mo. USD LIBOR + 3.000%)	5.490%	3/11/22	7,605,091	6,839,829	(h)(k)(l)
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Initial Term Loan (1 mo. USD LIBOR + 5.500%)	8.000%	10/30/20	434,563	341,132	(e)(h)(k)(l)
Total Consumer Discretionary				12,973,134
Financials — 0.3%
Diversified Financial Services — 0.3%
Travelport Finance (Luxembourg) SARL, First Lien Term Loan	—	3/18/26	1,030,000	1,006,181	(m)
Travelport Finance (Luxembourg) SARL, Initial Term Loan (3 mo. USD LIBOR + 2.500%)	5.184%	3/17/25	1,029,823	1,029,418	(h)(k)(l)
Total Financials				2,035,599
Industrials — 0.4%
Air Freight & Logistics — 0.4%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	4.488%	1/15/25	3,155,876	3,135,615	(h)(k)(l)
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., 2024 Term Loan A (1 mo. USD LIBOR + 2.000%)	4.486%	4/26/24	1,845,862	1,842,401	(h)(k)(l)
Materials — 0.4%
Containers & Packaging — 0.4%
Berry Global Inc., Term Loan Q (2 mo. USD LIBOR + 2.000%)	4.610%	10/3/22	2,256,802	2,246,504	(h)(k)(l)
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.750%)	5.249%	2/6/23	987,374	977,060	(h)(k)(l)
Total Materials				3,223,564
Real Estate — 0.2%
Equity Real Estate Investment Trusts (REITs) — 0.2%
Iron Mountain Information Management LLC, Term Loan B (1 mo. USD LIBOR + 1.750%)	4.249%	1/2/26	1,224,408	1,191,502	(h)(k)(l)
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.000% PIK)	10.482%	2/7/23	695,022	693,863	(h)(j)(k)(l)
Total Senior Loans (Cost — $28,879,863)				28,733,224

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 1.9%
U.S. Government Obligations — 1.9%
U.S. Treasury Notes	1.750%	3/31/22	3,000,000	$2,958,047
U.S. Treasury Notes	1.875%	8/31/22	500,000	494,150
U.S. Treasury Notes	2.500%	3/31/23	1,250,000	1,262,793
U.S. Treasury Notes	1.625%	5/31/23	3,000,000	2,927,227
U.S. Treasury Notes	2.750%	7/31/23	2,000,000	2,042,070
U.S. Treasury Notes	2.750%	8/31/23	2,120,000	2,165,713
U.S. Treasury Notes	2.125%	2/29/24	1,000,000	994,258
Total U.S. Government & Agency Obligations (Cost — $12,642,699)				12,844,258

			Shares
Common Stocks — 1.0%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Escrow Shares			133,649	27,892	*(d)(e)
Energy — 0.9%
Energy Equipment & Services — 0.2%
Hercules Offshore Inc. (Escrow)			87,452	69,073	*(d)(e)
KCAD Holdings I Ltd.			427,421,041	1,341,247	*(d)(e)
Total Energy Equipment & Services				1,410,320
Oil, Gas & Consumable Fuels — 0.7%
Berry Petroleum Corp.			277,101	3,197,746
Montage Resources Corp.			101,909	1,532,711	*
MWO Holdings LLC			848	64,779	*(d)(e)
Total Oil, Gas & Consumable Fuels				4,795,236
Total Energy				6,205,556
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC			46,332	996,138	*(e)
Total Common Stocks (Cost — $19,280,898)				7,229,586

			Face Amount†
Convertible Bonds & Notes — 0.7%
Communication Services — 0.7%
Interactive Media & Services — 0.1%
Twitter Inc., Senior Notes	1.000%	9/15/21	620,000	584,946
Twitter Inc., Senior Notes	0.250%	6/15/24	290,000	269,085	(a)
Total Interactive Media & Services				854,031

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — 0.6%
DISH Network Corp., Senior Notes	2.375%	3/15/24	4,665,000	$3,865,518
Total Convertible Bonds & Notes (Cost — $4,828,763)				4,719,549

			Shares
Preferred Stocks — 0.5%
Financials — 0.5%
Banks — 0.5%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%) (Cost — $3,251,012)	8.469%		130,709	3,403,662	(h)
Total Investments before Short-Term Investments (Cost — $653,160,441)				680,392,351

			Face Amount†
Short-Term Investments — 1.7%
Repurchase Agreements — 0.7%
Deutsche Bank Securities Inc. tri-party repurchase agreement dated 3/29/19; Proceeds at maturity — $5,001,063; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/21; Market value — $5,101,000 (Cost — $5,000,000)	2.550%	4/1/19	5,000,000	5,000,000

			Shares
Money Market Funds — 1.0%
Dreyfus Government Cash Management, Institutional Shares (Cost — $6,952,742)	2.385%		6,952,742	6,952,742
Total Short-Term Investments (Cost — $11,952,742)				11,952,742
Total Investments — 99.9% (Cost — $665,113,183)				692,345,093
Other Assets in Excess of Liabilities — 0.1%				750,090
Total Net Assets — 100.0%				$693,095,183

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	The maturity principal is currently in default as of March 31, 2019.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Value is less than $1.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

March 31, 2019

Western Asset High Income Opportunity Fund Inc.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Restricted security (Note 7).

(j)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	All or a portion of this loan is unfunded as of March 31, 2019. The interest rate for fully unfunded term loans is to be determined.

(n)	Securities traded on a when-issued or delayed delivery basis.

(o)	The coupon payment on these securities is currently in default as of March 31, 2019.

Abbreviations used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

EUR	— Euro

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OJSC	— Open Joint Stock Company

PIK	— Payment-In-Kind

RUB	— Russian Ruble

USD	— United States Dollar

UYU	— Uruguayan Peso

At March 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	7,090,000	USD	1,892,180	Barclays Bank PLC	4/17/19	$(83,576)
USD	3,822,515	BRL	14,180,000	Barclays Bank PLC	4/17/19	205,306
USD	40,741	EUR	35,123	Barclays Bank PLC	4/17/19	1,279
USD	193,672	EUR	170,000	Barclays Bank PLC	4/17/19	2,675
USD	283,235	EUR	250,000	Barclays Bank PLC	4/17/19	2,357
USD	430,798	EUR	380,000	Barclays Bank PLC	4/17/19	3,865
USD	452,921	EUR	400,000	Barclays Bank PLC	4/17/19	3,518
USD	1,124,537	EUR	1,000,000	Barclays Bank PLC	4/17/19	1,028
USD	1,505,119	EUR	1,300,000	Barclays Bank PLC	4/17/19	44,558

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	7,090,000	USD	1,829,678	Citibank N.A.	4/17/19	$(21,073)
USD	680,755	EUR	600,000	Goldman Sachs Group Inc.	4/17/19	6,649
USD	197,220	EUR	170,000	Barclays Bank PLC	4/18/19	6,208
USD	1,817,389	BRL	7,090,000	Citibank N.A.	7/17/19	21,699
Total						$194,493

Abbreviations used in this table:

BRL	— Brazilian Real

EUR	— Euro

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

March 31, 2019

Assets:
Investments, at value (Cost — $665,113,183)	$692,345,093
Cash	399,993
Foreign currency, at value (Cost — $608,070)	588,877
Interest and dividends receivable	10,522,780
Receivable for securities sold	2,943,563
Unrealized appreciation on forward foreign currency contracts	299,142
Prepaid expenses	63,944
Total Assets	707,163,392

Liabilities:
Payable for securities purchased	9,632,014
Distributions payable	3,712,243
Investment management fee payable	453,892
Unrealized depreciation on forward foreign currency contracts	104,649
Directors’ fees payable	23,600
Accrued expenses	141,811
Total Liabilities	14,068,209
Total Net Assets	$693,095,183

Net Assets:
Par value ($0.001 par value; 127,949,535 shares issued and outstanding; 500,000,000 shares authorized)	$127,950
Paid-in capital in excess of par value	801,176,066
Total distributable earnings (loss)	(108,208,833)
Total Net Assets	$693,095,183

Shares Outstanding	127,949,535

Net Asset Value	$5.42

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2019

Investment Income:
Interest	$24,781,663
Dividends	293,829
Less: Foreign taxes withheld	(7,187)
Total Investment Income	25,068,305

Expenses:
Investment management fee (Note 2)	2,719,722
Directors’ fees	91,893
Transfer agent fees	77,174
Legal fees	34,620
Stock exchange listing fees	33,024
Audit and tax fees	27,450
Shareholder reports	17,710
Custody fees	5,079
Insurance	4,745
Fund accounting fees	3,046
Miscellaneous expenses	11,070
Total Expenses	3,025,533
Less: Fee waivers and/or expense reimbursements (Note 2)	(56,192)
Net Expenses	2,969,341
Net Investment Income	22,098,964

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(17,240,372)
Futures contracts	3,080
Forward foreign currency contracts	(271,580)
Foreign currency transactions	23,679
Net Realized Loss	(17,485,193)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	11,614,558
Forward foreign currency contracts	188,799
Foreign currencies	(21,763)
Change in Net Unrealized Appreciation (Depreciation)	11,781,594
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(5,703,599)
Increase in Net Assets From Operations	$16,395,365

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended March 31, 2019 (unaudited) and the Year Ended September 30, 2018	2019	2018

Operations:
Net investment income	$22,098,964	$42,667,928
Net realized loss	(17,485,193)	(9,195,076)
Change in net unrealized appreciation (depreciation)	11,781,594	(18,594,571)
Increase in Net Assets From Operations	16,395,365	14,878,281

Distributions to Shareholders From (Note 1):
Total distributable earnings(a)	(20,708,233)	(42,116,004)
Decrease in Net Assets From Distributions to Shareholders	(20,708,233)	(42,116,004)

Fund Share Transactions:
Cost of shares repurchased (1,186,747 and 95,929 shares repurchased, respectively)	(5,381,207)	(462,283)
Decrease in Net Assets From Fund Share Transactions	(5,381,207)	(462,283)
Decrease in Net Assets	(9,694,075)	(27,700,006)

Net Assets:
Beginning of period	702,789,258	730,489,264
End of period(b)	$693,095,183	$702,789,258

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 9. For the year ended September 30, 2018, distributions from net investment income were $42,116,004.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 9. For the year ended September 30, 2018, end of year net assets included overdistributed net investment income of $(3,632,516).

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2019[1,2]		2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of period	$5.44		$5.65	$5.55	$5.47	$6.31	$6.36

Income (loss) from operations:
Net investment income	0.17		0.33	0.35	0.39	0.41	0.43
Net realized and unrealized gain (loss)	(0.04)		(0.21)	0.12	0.12	(0.82)	(0.04)
Total income (loss) from operations	0.13		0.12	0.47	0.51	(0.41)	0.39

Less distributions from:
Net investment income	(0.16)	[3]	(0.33)	(0.36)	(0.43)	(0.43)	(0.44)
Return of capital	—		—	(0.01)	—	—	—
Total distributions	(0.16)		(0.33)	(0.37)	(0.43)	(0.43)	(0.44)
Anti-dilutive impact of repurchase plan	0.01	[4]	0.00 [4,5]	—	—	—	—

Net asset value, end of period	$5.42		$5.44	$5.65	$5.55	$5.47	$6.31

Market price, end of period	$4.83		$4.76	$5.13	$5.05	$4.69	$5.79
Total return, based on NAV[6,7]	2.71%		2.15%	8.81%	9.99%	(6.90)%	6.17%
Total return, based on Market Price[8]	5.03%		(0.84)%	9.28%	17.69%	(12.21)%	4.28%

Net assets, end of period (millions)	$693		$703	$730	$717	$457	$528

Ratios to average net assets:
Gross expenses	0.89%[9]		0.89%	0.92%[10]	0.97%[10]	0.89%	0.88%
Net expenses	0.87	[9,11]	0.89	0.92 [10]	0.97 [10]	0.89	0.88
Net investment income	6.50	[9]	6.00	6.19	7.29	6.88	6.68

Portfolio turnover rate	55%		104%	79%	67%	59%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2019 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

The repurchase plan was completed at an average repurchase price of $4.53 for 1,186,747 shares and $5,381,207 for the six months ended March 31, 2019 and an average repurchase price of $4.82 for 95,929 shares and $462,283 for the year ended September 30, 2018.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total results for periods of less than one year are not annualized.

[9]	Annualized.

[10]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.90% and 0.93% for the years ended September 30, 2017 and 2016, respectively.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

24	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$109,204,864	$0	*	$109,204,864
Health care	—	54,871,819	2,690,875		57,562,694
Other corporate bonds & notes	—	419,423,522	—		419,423,522
Sovereign bonds	—	37,270,992	—		37,270,992
Senior loans:
Consumer discretionary	—	12,632,002	341,132		12,973,134
Other senior loans	—	15,760,090	—		15,760,090
U.S. government & agency obligations	—	12,844,258	—		12,844,258
Common stocks:
Consumer discretionary	—	—	27,892		27,892
Energy	$4,730,457	—	1,475,099		6,205,556
Utilities	—	—	996,138		996,138
Convertible bonds & notes	—	4,719,549	—		4,719,549
Preferred stocks	3,403,662	—	—		3,403,662
Total long-term investments	8,134,119	666,727,096	5,531,136		680,392,351
Short-term investments†:
Repurchase agreements	—	5,000,000	—		5,000,000
Money market funds	6,952,742	—	—		6,952,742
Total short-term investments	6,952,742	5,000,000	—		11,952,742
Total investments	$15,086,861	$671,727,096	$5,531,136		$692,345,093
Other financial instruments:
Forward foreign currency contracts	—	299,142	—		299,142
Total	$15,086,861	$672,026,238	$5,531,136		$692,644,235

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Forward foreign currency contracts	—	$104,649	—		$104,649

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

26	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

28	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of March 31, 2019, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $104,649. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties.

30	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets. LMPFA implemented a voluntary investment management fee waiver equal to 0.025% of the Fund’s average daily net assets effective December 1, 2018 through November 30, 2019.

During the six months ended March 31, 2019, fees waived and/or expenses reimbursed amounted to $56,192.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$349,500,700	$19,926,698
Sales	360,225,666	13,970,613

At March 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$665,113,183	$48,783,389	$(21,551,479)	$27,231,910
Forward foreign currency contracts	—	299,142	(104,649)	194,493

32	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2019.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$299,142

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$104,649

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$3,080	—	$3,080
Forward foreign currency contracts	—	$(271,580)	(271,580)
Total	$3,080	$(271,580)	$(268,500)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$188,799

During the six months ended March 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$1,095,107
Forward foreign currency contracts (to buy)	1,091,591
Forward foreign currency contracts (to sell)	5,064,728

†	At March 31, 2019, there were no open positions held in this derivative.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of March 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	$270,794	$(83,576)	$187,218	—	$187,218
Citibank N.A.	21,699	(21,073)	626	—	626
Goldman Sachs Group Inc.	6,649	—	6,649	—	6,649
Total	$299,142	$(104,649)	$194,493	—	$194,493

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Distributions subsequent to March 31, 2019

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/22/2019	4/1/2019	$0.0290
4/18/2019	5/1/2019	$0.0290
5/24/2019	6/3/2019	$0.0290
6/21/2019	7/1/2019	$0.0295
7/19/2019	8/1/2019	$0.0295
8/23/2019	9/3/2019	$0.0295

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the six months ended March 31, 2019, the Fund repurchased and retired 0.92% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 14.37% for the six months ended March 31, 2019. Shares repurchased and the corresponding dollar amount are included in the Statement of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included in the Financial Highlights.

Since the commencement of the stock repurchase program through March 31, 2019, the Fund repurchased 1,282,676 shares or 0.99% of its common shares outstanding for a total amount of $5,843,490.

34	Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report

7. Restricted securities

The following Fund investment is restricted as to resale.

Security	Face Amount	Acquisition Date	Cost	Value at 3/31/2019	Value Per Unit	Percent of Net Assets
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$2,575,000	6/17	$2,557,050	$2,690,875	$104.50	0.39%

8. Capital loss carryforward

As of September 30, 2018, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2019	$(11,684,123)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $101,433,311, which have no expiration date, must be used first to offset any such gains.

9. Recent accounting pronouncements

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) —Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Western Asset High Income Opportunity Fund Inc. 2019 Semi-Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and together, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset and Western Asset London together are hereinafter referred to as the “Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2018, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on October 31, 2018, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of Western Asset London helps to provide, the Fund with certain investment sub-advisory

36	Western Asset High Income Opportunity Fund Inc.

services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London helps to provide portfolio management services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

Western Asset High Income Opportunity Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of seven funds, including the Fund, for the 1-year period ended June 30, 2018; four funds, including the Fund, for the 3-year period ended such date; three funds, including the Fund, for the 5-year period ended such date; and two funds, including the Fund, for the 10-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked sixth among the funds in the Performance Universe for the 1-year period ended June 30, 2018 (first being best in these performance rankings); third among the funds in the Performance Universe for each of the 3- and 5-year periods ended such date; and second among the funds in the Performance Universe for the 10-year period ended such date. The Fund’s performance was worse than the Performance Universe median for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2018. The Manager noted, among other things, that the Fund maintained a long duration positioning during the 1-, 3- and 5-year periods as a hedge against the possibility of a sharp downturn in the credit markets and that the long duration positioning detracted from the Fund’s performance during each of those periods. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2018. On a net asset value basis, the Fund underperformed its benchmark for each of the 1-, 3- and 5-year periods. The Board considered that the Fund’s performance for the 10-year period was attributable in part to a predecessor portfolio management team.

38	Western Asset High Income Opportunity Fund Inc.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including an agreement by the Manager to implement a Management Fee waiver (the “Fee Waiver”) of 0.025% for a one-year period beginning December 1, 2018 and ending November 30, 2019 and other factors noted above, the Board expressed its disappointment with Fund performance but concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to Western Asset London under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund, one other non-leveraged high yield closed-end fund, one non-leveraged general bond closed-end fund and one non-leveraged loan participation closed-end fund, all as classified by Broadridge. The four funds in the Expense Universe had average net common share assets ranging from $42.6 million to the Fund’s $724.2 million.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual basis was ranked third among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings) and was worse (i.e., higher) than the Expense Universe median for that expense component. The Management Fee on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked third among the funds in the Expense Universe and was worse than the Expense Universe median for that expense component. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked first among the Expense Universe funds and were better than the Expense Universe median for

Western Asset High Income Opportunity Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

that expense component. The Manager observed that the small number and disparate types of Funds comprising the Expense Universe made meaningful expense comparisons difficult. The Board took into consideration the Manager’s agreement to implement the Fee Waiver.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2017. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fee for Western Asset London is paid by Western Asset, not the

40	Western Asset High Income Opportunity Fund Inc.

Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had decreased by 1 percent during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund but that merited monitoring. The Board noted that the Fee Waiver would serve to reduce the Fund’s profitability to the Manager while in effect.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset High Income Opportunity Fund Inc.	41

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Opportunity Fund Inc. was held on February 22, 2019 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Nisha Kumar	86,626,209	23,917,888
William R. Hutchinson	77,217,610	33,326,487

At March 31, 2019, in addition to Nisha Kumar and William R. Hutchinson, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Jane Trust

42	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

Western Asset High Income Opportunity Fund Inc.	43

Dividend reinvestment plan (unaudited) (cont’d)

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

44	Western Asset High Income Opportunity Fund Inc.

Western Asset

High Income Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar*

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2019, Ms. Kumar became a Director.

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS04035 5/19 SR19-3613

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 29, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2019